Exhibit 3.1(a)

                                         FEDERAL IDENTIFICATION
                                         NO. 04-2068530

                THE COMMONWEALTH OF MASSACHUSETTS
                     William Francis Galvin
                  Secretary of the Commonwealth
                   STATE HOUSE, BOSTON, MASS.
                              02133
                   ARTICLES OF AMENDMENT
           (General Laws, Chapter 156B, Section 72)


We,        Arthur L. Goldstein                    President

and        Stephen Korn                           Clerk

of         Ionics, Incorporated
_____________________________________________________________
                       (Name of Corporation)

located at  65 Grove Street, Watertown,  02172
_____________________________________________________________
                    (Exact name of corporation)

certify that these Articles of Amendment affecting articles numbered:

           3
-------------------------------------------------------------
     (Number those articles 1,2,3,4,5 and/or 6 being amended)
       Restated
of the / Articles of Organization were duly adopted at a meeting held on May 7, 1998, by vote of:

13,097,424 shares of Common Stock of 16,053,335 shares outstanding,
__________         ______________    __________
                   (type, class & series, if any)

          shares of              out of           shares outstanding, and
                   (type, class & series, if any)

          shares of              out of           shares outstanding,
                   (type, class & series, if any)


being at least a majority of each type, class or series outstanding and entitled to vote thereon:


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To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:
___________________________________________________________________________
  WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
___________________________________________________________________________
TYPE         NUMBER OF SHARES        TYPE      NUMBER OF SHARES   PAR VALUE
___________________________________________________________________________
Common       None                    Common       30,000,000        $1.00
___________________________________________________________________________

___________________________________________________________________________
Preferred    None                    Preferred       None
___________________________________________________________________________

Change the total authorized to:
___________________________________________________________________________
  WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
___________________________________________________________________________
TYPE         NUMBER OF SHARES        TYPE      NUMBER OF SHARES   PAR VALUE
___________________________________________________________________________
Common       None                    Common       55,000,000        $1.00
___________________________________________________________________________

___________________________________________________________________________
Preferred    None                    Preferred       None
___________________________________________________________________________














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The foregoing amendment will become effective when these Articles of Amendment are filed in accordance with Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:______________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 7th day of May, 1998,


     /s/Arthur L. Goldstein                      President
__________________________________________________________________

     /s/Stephen Korn                             Clerk
__________________________________________________________________














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                     THE COMMONWEALTH OF MASSACHUSETTS

                           ARTICLES OF AMENDMENT

                 (General Laws, Chapter 156B, Section 72)


         I hereby approve the within Articles of Amendment and, the filing fee in the amount of $25,000 having been paid, said articles are deemed to have been filed with me this 8th day of May 1998.


         Effective date:
                        ____________________________




                          WILLIAM FRANCIS GALVIN
                       Secretary of the Commonwealth












         TO BE FILLED IN BY CORPORATION

         PHOTOCOPY OF AMENDMENT TO BE SENT


     TO:
         ____________________________________

         ____________________________________

         ____________________________________

         ____________________________________


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